UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2004


                               LMI AEROSPACE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
                 (State or Other Jurisdiction of Incorporation)


       0-24293                                           43-1309065
(Commission File Number)                       (IRS Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri                    63302
(Address of principal executive offices)                  (Zip Code)

                                 (636) 946-6525
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit Number    Description

         99.1              Text of press release dated April 15, 2004
         99.2              Text of press release dated April 16, 2004


Item 12.  Results of Operations and Financial Condition.

         On April 15, 2004, LMI Aerospace, Inc. (the "Company") issued a press release announcing its financial performance during 2003, and on April 16, 2004, the Company issued a press release discussing its financial performance during 2003 in further detail. The text of the press releases are attached hereto as Exhibits 99.1 and 99.2.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 20, 2004

                               LMI AEROSPACE, INC.


                               By: /s/ Lawrence E. Dickinson
                                  ---------------------------------------
                                  Lawrence E. Dickinson
                                  Chief Financial Officer and Secretary